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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated January 23, 2001 included in USFreightways Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in or made a part of this Registration Statement.


                                             /s/ Arthur Andersen LLP

Chicago, Illinois
June 18, 2001